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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 -----------

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                               July 24, 2000
                  (Date of Report - earliest event reported)

                     SPIROS DEVELOPMENT CORPORATION II, INC.
            (Exact name of registrant as specified in its charter)

          DELAWARE                     000-23501                33-0774288
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)

      7475 LUSK BOULEVARD, SAN DIEGO, CALIFORNIA                 92121
      (Address of principal executive offices)                 (Zip Code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE IS (858) 457-2553



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Item 5.  Other Events.

         On July 24, 2000, Dura Pharmaceuticals, Inc. ("Dura") announced implementation of a refocused growth strategy to enhance stockholder value. Dura will capitalize upon its strengths in sales and marketing to increase pharmaceutical product revenues and substantially reduce and focus its research and development spending. As part of the strategy, Dura will, upon the successful completion of the proposed acquisition of Spiros Development Corporation II, Inc. ("SDCII"), discontinue the development of all motorized Spiros(R) cassette programs, including Beclomethasone Spiros(TM) and Budesonide Spiros(TM). Upon completion of the proposed acquisition, David S. Kabakoff, Ph.D., President and Chief Executive Officer of SDCII and President of Dura Technologies, plans to leave Dura to pursue other interests. Lloyd E. Flanders, Ph.D., currently Senior Vice President, Program Management and Research and Development Planning, will assume the new role of Senior Vice President, Technology Operations.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     C.  Exhibits

         *99.1 Press Release of Dura Pharmaceuticals, Inc. dated July 24, 2000.


         *Incorporated by reference to Exhibit 99.1 of Dura Pharmaceuticals, Inc.'s Form 8-K filed July 25, 2000.




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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPIROS DEVELOPMENT CORPORATION II, INC.



Date: July 25, 2000                    /s/ Erle T. Mast
                                       --------------------------------------
                                       Vice President, and Chief Financial
                                       Officer



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